Exhibit 99.28
                                 -------------
                Computational Materials and/or ABS Term Sheets

[LOGO OMITTED]
Countrywide(R)                                      Computational Materials For
SECURITIES CORPORATION
A Countrywide Capital Markets Company                             CWABS 2005-13

===============================================================================

                          Silent 2nds (Group 1)

                          Fixed     $24,881,507

                             Detailed Report

Summary of Loans in Statistical Calculation Pool                                            Range
(As of Calculation Date)                                                                    -----
Total Number of Loans                                                     137
Total Outstanding Balance                                         $24,881,507
Average Loan Balance                                                 $181,617         $63,153 to $494,114
WA Mortgage Rate                                                       6.952%          5.500% to 9.625%
Net WAC                                                                6.443%          4.991% to 9.116%
WA Original Term (months)                                                 359           180   to 360
WA Remaining Term (months)                                                358           178   to 359
WA LTV                                                                 78.54%          46.67% to 90.00%
   Percentage of Pool with CLTV > 100%                                  0.00%
   WA Effective LTV (Post MI)                                          78.54%
   Second Liens w/100% CLTV                                             0.00%
WA FICO                                                                   641

Secured by (% of pool)           1st Liens                            100.00%
                                 2nd Liens                              0.00%
Prepayment Penalty at Loan Orig (% of all loans)                       88.27%


-------------------------------------------------------------------------------------------------------------------------------
Top 5 States:             Top 5 Prop:       Doc Types:     Purpose Codes       Occ Codes       Grades            Orig PP Term
-------------             -----------       ----------     -------------       ---------       ------            ------------
CA     19.33%          SFR       66.79%  FULL      72.90%  PUR     52.30%    OO     100.00    A    92.88%        0       11.73%
TX     16.05%          PUD       26.50%  STATED    27.10%  RCO     35.62%                     A-    1.32%       12       10.28%
NY     10.28%          2 FAM      5.29%                    RNC     12.08%                     B     2.28%       24        2.92%
VA      7.29%          CND        1.41%                                                       C     0.53%       30        0.90%
FL      6.84%                                                                                 C-    2.99%       36       15.56%
                                                                                                                60       58.62%
-------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                              Page 1 of 6                 11/2/2005 12:19:13 PM

[LOGO OMITTED]
Countrywide(R)                                      Computational Materials For
SECURITIES CORPORATION
A Countrywide Capital Markets Company                             CWABS 2005-13

===============================================================================

                          Silent 2nds (Group 1)

                          Fixed     $24,881,507

                             Detailed Report

-------------------------------------------------------------------------------------------------------
                                           Program
-------------------------------------------------------------------------------------------------------
                                   CURRENT    # OF     % OF      AVERAGE    GROSS   REMG.          ORIG
DESCRIPTION                        BALANCE   LOANS    TOTAL      BALANCE      WAC    TERM   FICO    LTV
-------------------------------------------------------------------------------------------------------
15Yr Fixed - CC                   $139,170       1     0.56     $139,170    7.750  178.00    635   80.0
30Yr Fixed                     $18,789,032     107    75.51     $175,598    6.830  358.70    641   78.5
30Yr Fixed - CC                 $2,322,118      15     9.33     $154,808    8.109  358.55    637   79.8
30Yr Fixed - IO - 60            $3,631,187      14    14.59     $259,371    6.810  358.73    644   77.7
-------------------------------------------------------------------------------------------------------
                               $24,881,507     137   100.00     $181,617    6.952  357.68    641   78.5
-------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------
                                         Original Term
-------------------------------------------------------------------------------------------------------
                                   CURRENT    # OF     % OF      AVERAGE   GROSS    REMG.          ORIG
DESCRIPTION                        BALANCE   LOANS    TOTAL      BALANCE     WAC     TERM   FICO    LTV
-------------------------------------------------------------------------------------------------------
Fixed 180                         $139,170       1     0.56     $139,170   7.750   178.00    635   80.0
Fixed 360                      $24,742,337     136    99.44     $181,929   6.947   358.69    641   78.5
-------------------------------------------------------------------------------------------------------
                               $24,881,507     137   100.00     $181,617   6.952   357.68    641   78.5
-------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------
                                     Range of Current Balance
-------------------------------------------------------------------------------------------------------
                                   CURRENT    # OF     % OF      AVERAGE   GROSS    REMG.          ORIG
DESCRIPTION                        BALANCE   LOANS    TOTAL      BALANCE     WAC     TERM   FICO    LTV
-------------------------------------------------------------------------------------------------------
$50,000.01 - $75,000.00           $879,140      13     3.53      $67,626   7.865   358.84    640   79.9
$75,000.01 - $100,000.00        $1,655,000      19     6.65      $87,105   7.174   358.35    637   79.8
$100,000.01 - $150,000.00       $5,720,327      46    22.99     $124,355   7.169   354.20    635   79.4
$150,000.01 - $200,000.00       $2,831,970      16    11.38     $176,998   7.005   358.42    651   76.8
$200,000.01 - $250,000.00       $2,642,293      12    10.62     $220,191   7.000   358.83    660   79.9
$250,000.01 - $300,000.00       $2,453,249       9     9.86     $272,583   6.569   358.46    640   78.1
$300,000.01 - $350,000.00       $1,594,396       5     6.41     $318,879   6.798   358.80    689   75.4
$350,000.01 - $400,000.00       $3,008,028       8    12.09     $376,004   6.857   358.87    632   79.4
$400,000.01 - $450,000.00       $1,710,429       4     6.87     $427,607   6.546   359.00    627   74.7
$450,000.01 - $500,000.00       $2,386,674       5     9.59     $477,335   6.731   359.00    616   79.9
-------------------------------------------------------------------------------------------------------
                               $24,881,507     137   100.00     $181,617   6.952   357.68    641   78.5
-------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------
                                             State
-------------------------------------------------------------------------------------------------------
                                   CURRENT    # OF     % OF      AVERAGE   GROSS    REMG.          ORIG
DESCRIPTION                        BALANCE   LOANS    TOTAL      BALANCE     WAC     TERM   FICO    LTV
-------------------------------------------------------------------------------------------------------
Arizona                           $215,848       1     0.87     $215,848   7.750   359.00    687   80.0
California                      $4,809,964      15    19.33     $320,664   6.625   358.74    643   75.3
Colorado                          $463,707       3     1.86     $154,569   6.729   358.64    623   80.0
Connecticut                       $465,600       1     1.87     $465,600   6.400   359.00    712   80.0
Florida                         $1,701,597       9     6.84     $189,066   6.758   344.07    644   80.0
Georgia                           $657,367       5     2.64     $131,473   7.247   358.80    620   80.0
Illinois                          $414,304       3     1.67     $138,101   6.907   359.00    620   79.0



------------------------------------------------------------------------------
Recipients must read the information contained in the attached Do not use or rely on this information if you have not received or statement. reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                              Page 2 of 6                 11/2/2005 12:19:13 PM

[LOGO OMITTED]
Countrywide(R)                                      Computational Materials For
SECURITIES CORPORATION
A Countrywide Capital Markets Company                             CWABS 2005-13

===============================================================================

                          Silent 2nds (Group 1)

                          Fixed     $24,881,507

                             Detailed Report

-------------------------------------------------------------------------------------------------------
                                              State
-------------------------------------------------------------------------------------------------------
                                   CURRENT    # OF     % OF      AVERAGE   GROSS    REMG.          ORIG
DESCRIPTION                        BALANCE   LOANS    TOTAL      BALANCE     WAC     TERM   FICO    LTV
-------------------------------------------------------------------------------------------------------
Indiana                           $288,567       3     1.16      $96,189   7.099   359.00    629   80.0
Iowa                              $107,920       1     0.43     $107,920   7.500   359.00    608   80.0
Kansas                            $199,894       1     0.80     $199,894   9.125   359.00    673   80.0
Kentucky                          $379,122       4     1.52      $94,781   7.453   358.34    650   80.0
Maine                             $179,666       1     0.72     $179,666   6.375   358.00    639   80.0
Maryland                          $265,291       1     1.07     $265,291   6.750   358.00    623   69.0
Massachusetts                     $177,819       1     0.71     $177,819   5.875   359.00    556   62.0
Michigan                          $330,335       3     1.33     $110,112   6.757   358.73    642   77.8
Missouri                          $323,657       3     1.30     $107,886   7.340   358.69    639   80.0
Nevada                            $738,830       3     2.97     $246,277   6.163   358.37    630   77.7
New Mexico                        $320,347       3     1.29     $106,782   7.102   358.24    671   80.0
New York                        $2,556,878       7    10.28     $365,268   7.244   358.85    649   80.0
North Carolina                    $692,121       3     2.78     $230,707   7.280   359.00    639   77.2
Ohio                              $388,848       3     1.56     $129,616   6.581   359.00    681   80.0
Oklahoma                          $152,508       2     0.61      $76,254   7.200   357.55    717   80.0
Oregon                            $334,096       2     1.34     $167,048   6.472   359.00    666   80.0
Pennsylvania                    $1,102,770       9     4.43     $122,530   7.550   358.63    621   81.2
South Carolina                    $405,109       2     1.63     $202,555   6.907   359.00    699   80.0
Tennessee                         $295,652       3     1.19      $98,551   7.559   357.54    610   79.6
Texas                           $3,992,491      32    16.05     $124,765   7.035   358.49    639   80.0
Utah                              $212,171       2     0.85     $106,086   7.581   358.55    643   79.7
Virginia                        $1,814,394       5     7.29     $362,879   6.927   358.84    611   79.8
Washington                        $786,289       5     3.16     $157,258   6.711   358.50    652   75.2
Wisconsin                         $108,344       1     0.44     $108,344   9.250   359.00    595   80.0
-------------------------------------------------------------------------------------------------------
                               $24,881,507     137   100.00     $181,617   6.952   357.68    641   78.5
-------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------
                                         Loan-to-Value Ratios
--------------------------------------------------------------------------------------------------------
                                   CURRENT    # OF      % OF      AVERAGE   GROSS    REMG.          ORIG
DESCRIPTION                        BALANCE   LOANS     TOTAL      BALANCE     WAC     TERM   FICO    LTV
--------------------------------------------------------------------------------------------------------
<= 50.00                          $174,647       1      0.70     $174,647   5.950   358.00    673   46.7
55.01 - 60.00                     $448,653       2      1.80     $224,327   5.905   359.00    742   56.4
60.01 - 65.00                     $177,819       1      0.71     $177,819   5.875   359.00    556   62.0
65.01 - 70.00                     $711,347       2      2.86     $355,673   6.280   358.63    657   66.9
70.01 - 75.00                   $1,370,970       5      5.51     $274,194   6.497   359.00    615   74.8
75.01 - 80.00                  $21,385,110     124     85.95     $172,461   7.035   357.49    642   79.8
80.01 - 85.00                     $479,837       1      1.93     $479,837   6.750   359.00    597   85.0
85.01 - 90.00                     $133,125       1      0.54     $133,125   8.850   359.00    571   90.0
--------------------------------------------------------------------------------------------------------
                               $24,881,507     137    100.00     $181,617   6.952   357.68    641   78.5
--------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
Recipients must read the information contained in the attached Do not use or rely on this information if you have not received or statement. reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                              Page 3 of 6                 11/2/2005 12:19:13 PM

[LOGO OMITTED]
Countrywide(R)                                      Computational Materials For
SECURITIES CORPORATION
A Countrywide Capital Markets Company                             CWABS 2005-13

===============================================================================

                          Silent 2nds (Group 1)

                          Fixed     $24,881,507

                             Detailed Report

--------------------------------------------------------------------------------------------------------
                                     Range of Current Gross Coupon
--------------------------------------------------------------------------------------------------------
                                   CURRENT    # OF      % OF      AVERAGE    GROSS    REMG.         ORIG
DESCRIPTION                        BALANCE   LOANS     TOTAL      BALANCE      WAC     TERM  FICO    LTV
--------------------------------------------------------------------------------------------------------
5.001 - 5.500                     $316,653       1      1.27     $316,653    5.500   359.00   787   56.6
5.501 - 6.000                   $2,644,517      10     10.63     $264,452    5.839   358.77   656   74.2
6.001 - 6.500                   $5,268,013      23     21.17     $229,044    6.353   358.70   648   79.1
6.501 - 7.000                   $7,835,421      43     31.49     $182,219    6.795   358.77   638   79.0
7.001 - 7.500                   $3,697,520      22     14.86     $168,069    7.357   358.56   617   79.6
7.501 - 8.000                   $3,066,259      22     12.32     $139,375    7.784   350.29   650   79.9
8.001 - 8.500                     $735,654       8      2.96      $91,957    8.217   358.85   616   80.0
8.501 - 9.000                     $622,222       3      2.50     $207,407    8.771   358.39   658   82.1
9.001 - 9.500                     $483,349       4      1.94     $120,837    9.244   359.00   626   80.0
9.501 - 10.000                    $211,898       1      0.85     $211,898    9.625   359.00   535   78.5
--------------------------------------------------------------------------------------------------------
                               $24,881,507     137    100.00     $181,617    6.952   357.68   641   78.5
--------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------
                                             Property Type
--------------------------------------------------------------------------------------------------------
                                   CURRENT    # OF      % OF      AVERAGE    GROSS    REMG.         ORIG
DESCRIPTION                        BALANCE   LOANS     TOTAL      BALANCE      WAC     TERM  FICO    LTV
--------------------------------------------------------------------------------------------------------
SFR                            $16,619,204      97     66.79     $171,332    6.986   357.24   641   77.8
PUD                             $6,594,374      33     26.50     $199,830    6.786   358.55   636   80.0
2 FAM                           $1,316,313       4      5.29     $329,078    7.476   358.65   652   80.0
CND                               $351,617       3      1.41     $117,206    6.502   358.78   676   80.0
--------------------------------------------------------------------------------------------------------
                               $24,881,507     137    100.00     $181,617    6.952   357.68   641   78.5
--------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------
                                               Purpose
--------------------------------------------------------------------------------------------------------
                                   CURRENT    # OF      % OF      AVERAGE    GROSS    REMG.         ORIG
DESCRIPTION                        BALANCE   LOANS     TOTAL      BALANCE      WAC     TERM  FICO    LTV
--------------------------------------------------------------------------------------------------------
PUR                            $13,012,047      71     52.30     $183,268    6.974   358.63   652   80.1
RCO                             $8,863,984      48     35.62     $184,666    6.900   355.91   631   76.8
RNC                             $3,005,475      18     12.08     $166,971    7.011   358.81   622   77.0
--------------------------------------------------------------------------------------------------------
                               $24,881,507     137    100.00     $181,617    6.952   357.68   641   78.5
--------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------
                                               Occupancy
--------------------------------------------------------------------------------------------------------
                                   CURRENT    # OF      % OF      AVERAGE    GROSS    REMG.         ORIG
DESCRIPTION                        BALANCE   LOANS     TOTAL      BALANCE      WAC     TERM  FICO    LTV
--------------------------------------------------------------------------------------------------------
OO                             $24,881,507     137    100.00     $181,617    6.952   357.68   641   78.5
--------------------------------------------------------------------------------------------------------
                               $24,881,507     137    100.00     $181,617    6.952   357.68   641   78.5
--------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
Recipients must read the information contained in the attached Do not use or rely on this information if you have not received or statement. reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                              Page 4 of 6                 11/2/2005 12:19:14 PM

[LOGO OMITTED]
Countrywide(R)                                      Computational Materials For
SECURITIES CORPORATION
A Countrywide Capital Markets Company                             CWABS 2005-13

===============================================================================

                          Silent 2nds (Group 1)

                          Fixed     $24,881,507

                             Detailed Report

-------------------------------------------------------------------------------------------------------------
                                  Range of Months Remaining to Scheduled Maturity
-------------------------------------------------------------------------------------------------------------
                                   CURRENT    # OF       % OF      AVERAGE      GROSS      REMG.         ORIG
DESCRIPTION                        BALANCE   LOANS      TOTAL      BALANCE        WAC       TERM  FICO    LTV
-------------------------------------------------------------------------------------------------------------
121 - 180                         $139,170       1       0.56     $139,170      7.750     178.00   635   80.0
301 - 360                      $24,742,337     136      99.44     $181,929      6.947     358.69   641   78.5
-------------------------------------------------------------------------------------------------------------
                               $24,881,507     137     100.00     $181,617      6.952     357.68   641   78.5
-------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------
                                         Collateral Grouped by Document Type
-------------------------------------------------------------------------------------------------------------
                                   CURRENT    # OF       % OF      AVERAGE      GROSS      REMG.         ORIG
DESCRIPTION                        BALANCE   LOANS      TOTAL      BALANCE        WAC       TERM  FICO    LTV
-------------------------------------------------------------------------------------------------------------
FULL                           $18,138,606     109      72.90     $166,409      6.828     357.36   631   78.3
STATED INCOME                   $6,742,901      28      27.10     $240,818      7.284     358.54   668   79.1
-------------------------------------------------------------------------------------------------------------
                               $24,881,507     137     100.00     $181,617      6.952     357.68   641   78.5
-------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------
                                          Collateral Grouped by FICO
-------------------------------------------------------------------------------------------------------------
                                   CURRENT    # OF       % OF      AVERAGE      GROSS      REMG.         ORIG
DESCRIPTION                        BALANCE   LOANS      TOTAL      BALANCE        WAC       TERM  FICO    LTV
-------------------------------------------------------------------------------------------------------------
781 - 800                         $400,508       2       1.61     $200,254      5.762     358.79   788   61.5
761 - 780                         $247,770       1       1.00     $247,770      6.375     359.00   769   80.0
741 - 760                         $326,161       3       1.31     $108,720      6.753     358.26   746   80.0
721 - 740                         $305,377       2       1.23     $152,688      7.344     358.44   728   80.0
701 - 720                       $1,541,668       6       6.20     $256,945      6.592     358.87   711   80.0
681 - 700                       $1,798,346       9       7.23     $199,816      7.219     358.54   691   80.0
661 - 680                       $2,993,092      15      12.03     $199,539      6.618     358.75   670   75.7
641 - 660                       $3,137,215      20      12.61     $156,861      7.085     358.46   652   79.9
621 - 640                       $5,767,278      34      23.18     $169,626      7.014     354.30   631   78.4
601 - 620                       $3,550,425      19      14.27     $186,864      6.749     358.85   609   79.1
581 - 600                       $2,985,877      19      12.00     $157,151      7.106     358.69   592   80.2
561 - 580                         $835,214       3       3.36     $278,405      7.351     358.68   574   79.8
541 - 560                         $780,678       3       3.14     $260,226      7.233     359.00   552   75.8
521 - 540                         $211,898       1       0.85     $211,898      9.625     359.00   535   78.5
-------------------------------------------------------------------------------------------------------------
                               $24,881,507     137     100.00     $181,617      6.952     357.68   641   78.5
-------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------
                                                     Grade
-------------------------------------------------------------------------------------------------------------
                                   CURRENT    # OF       % OF      AVERAGE      GROSS      REMG.         ORIG
DESCRIPTION                        BALANCE   LOANS      TOTAL      BALANCE        WAC       TERM  FICO    LTV
-------------------------------------------------------------------------------------------------------------
A                              $23,109,804     128      92.88     $180,545      6.966     357.59   641   78.9
A-                                $329,261       2       1.32     $164,630      8.113     358.61   642   80.0
B                                 $567,027       3       2.28     $189,009      6.408     358.71   616   77.0
C                                 $132,000       1       0.53     $132,000      6.875     359.00   633   55.9
C-                                $743,415       3       2.99     $247,805      6.431     359.00   649   71.4





------------------------------------------------------------------------------
Recipients must read the information contained in the attached Do not use or rely on this information if you have not received or statement. reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                              Page 5 of 6                 11/2/2005 12:19:14 PM

[LOGO OMITTED]
Countrywide(R)                                      Computational Materials For
SECURITIES CORPORATION
A Countrywide Capital Markets Company                             CWABS 2005-13

===============================================================================

                          Silent 2nds (Group 1)

                          Fixed     $24,881,507

                             Detailed Report

----------------------------------------------------------------------------------------------------------
                                               Grade
----------------------------------------------------------------------------------------------------------
                                   CURRENT    # OF     % OF      AVERAGE      GROSS    REMG.          ORIG
DESCRIPTION                        BALANCE   LOANS    TOTAL      BALANCE        WAC     TERM   FICO    LTV
----------------------------------------------------------------------------------------------------------
                               $24,881,507     137   100.00     $181,617      6.952   357.68    641   78.5
----------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------
                                Collateral Grouped by Prepayment Penalty Months
----------------------------------------------------------------------------------------------------------
                                   CURRENT    # OF     % OF      AVERAGE      GROSS    REMG.          ORIG
DESCRIPTION                        BALANCE   LOANS    TOTAL      BALANCE        WAC     TERM   FICO    LTV
----------------------------------------------------------------------------------------------------------
0                               $2,918,637      17    11.73     $171,685      7.130   358.72    644   78.3
12                              $2,556,878       7    10.28     $365,268      7.244   358.85    649   80.0
24                                $726,040       2     2.92     $363,020      7.023   358.56    636   78.4
30                                $224,000       1     0.90     $224,000      7.680   359.00    707   80.0
36                              $3,871,359      24    15.56     $161,307      6.801   358.65    645   75.8
60                             $14,584,593      86    58.62     $169,588      6.890   356.95    637   79.1
----------------------------------------------------------------------------------------------------------
                               $24,881,507     137   100.00     $181,617      6.952   357.68    641   78.5
----------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
Recipients must read the information contained in the attached Do not use or rely on this information if you have not received or statement. reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                              Page 6 of 6                 11/2/2005 12:19:14 PM